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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       DECEMBER 15, 1999 (DECEMBER 1, 1999)


                                  UNICOMP, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-15671

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
              COLORADO                                    84-1023666
    (State or other jurisdiction of           (IRS Employer Identification No.)
     incorporation or organization)

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                          1850 PARKWAY PLACE, SUITE 925
                             MARIETTA, GEORGIA 30067
           (Address of principal executive offices including zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 424-3684


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 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 1, 1999, UniComp, Inc. (the "Company") completed the sale of certain assets (the "Assets") of the Company's Northern Ireland subsidiary, ICS UniComp Limited, to ZEC Limited (the "Sale"). ICS UniComp Limited is an information technology service provider. The Assets disposed of include, but are not limited to, the following: plant machinery and motor vehicles, computer and office equipment, furniture, premises, tradename, and intellectual property rights. Accounts receivable,, accounts payable, and all other liabilities as of December 1, 1999 were retained by ICS UniComp Limited. The Sale was consummated in accordance with the terms of that certain Agreement for the Sale and Purchase of the Goodwill Business and Assets of ICS UniComp Limited between ICS UniComp Limited, UniComp Holdings (UK) Limited, ICS Computing Group Limited, UniComp, Inc., and ZEC Limited, dated December 1, 1999 (the "Sale Agreement").

The consideration paid to the Company in connection with the Sale was as follows: (i) approximately 4.9 million pounds sterling, of which 0.2 million pounds sterling is being withheld pending final calculation of certain completion accounts set forth in detail in the Sale Agreement.

The total consideration paid in the Sale was determined through arm's length negotiations between the parties. Neither the Company nor ICS UniComp Limited, nor any of their affiliates had, or to the knowledge of the Company or ICS UniComp Limited, did any director or officer or any associate of any such director or officer of the Company nor ICS UniComp Limited, have any material relationship with ZEC Limited prior to the Sale.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not Applicable.

         (b)  Pro Forma Financial Information

         The Pro forma financial statements will be provided within 60 days of the date of filing this Form 8-K.

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(c)      Exhibit No.                        Description
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

         Exhibit 2.1 Agreement for the Sale and Purchase of the Goodwill Business and Assets of ICS UniComp Limited, dated December 1, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


UNICOMP, INC.

      /s/ Hugh Moore                                 December 15, 1999
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Hugh Moore                                           Date
Vice President of Finance
Principal Accounting Officer


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